February 21, 1997

                   Delaware Group Government Fund, Inc.

             Supplement to Prospectus dated September 30, 1996


     The following replaces the portfolio manager information under Management of the Fund in the Prospectus:

     Paul Grillo, Vice President/Portfolio Manager of Delaware Group Government Fund, Inc. (the "Fund"), has primary responsibility for making day-to-day investment decisions for the Fund. Mr. Grillo assumed such responsibility on February 21, 1997. Mr. Grillo holds a BA in Business Management from North Carolina State University and an MBA in Finance from Pace University. Prior to joining the Delaware Group in 1993, Mr. Grillo served as mortgage strategist and trader at the Dreyfus Corporation. He also served as a mortgage strategist and portfolio manager for the Chemical Investment Group and as financial analyst at the Chemical Bank. Mr. Grillo is a CFA charterholder.

     In making investment decisions for the Fund, Mr. Grillo consults regularly with Paul E. Suckow and Roger A. Early. Mr. Suckow is Executive Vice President/Chief Investment Officer, Fixed Income of the Fund. He is CFA charterholder and a graduate of Bradley University with an MBA from Western Illinois University. Mr. Suckow was a fixed-income portfolio manager at the Delaware Group from 1981 to 1985. He returned to the Delaware Group in 1993 after eight years with Oppenheimer Management Corporation where he served as Executive Vice President and Director of Fixed Income. Mr. Early was the Fund's Portfolio Manager from July 18, 1994 to the date of this supplement. While continuing in the capacity as consultant to the Fund, going forward, Mr. Early will be devoting more of his time to other advisory tasks on behalf of Delaware Management Company, Inc. Mr. Early has an undergraduate degree in economics from the University of Pennsylvania's Wharton School and an MBA in finance and accounting from the University of Pittsburgh. He is also a CPA and a CFA charterholder. Prior to joining the Delaware Group, Mr. Early was a portfolio manager for Federated Investment Counseling's fixed-income group, with over $1 billion in assets.